Exhibit 99.2

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

June 30, 2008

($ millions)

General Account Investments - Available for Sale	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	12,389	69	1,060	11,398
Residential mortgage-backed securities (b)	9,966	64	109	9,921
Commercial mortgage-backed securities (c)	7,352	28	212	7,168

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial loans (d)	21,779	(103)	21,676

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2008	—	—	—	—	—	—	—
	2007	346	165	95	46	—	652	581
	2006	1,182	447	217	190	—	2,036	1,894
	2005	51	6	—	8	4	69	66
	2004	—	—	—	—	—	—	—
	2003 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		1,579	618	312	244	4	2,757	2,541

All other portfolios
	2008	—	—	—	—	—	—	—
	2007	83	122	58	55	—	318	225
	2006	491	493	301	147	3	1,435	1,183
	2005	18	379	159	28	14	598	487
	2004	42	362	286	20	3	713	583
	2003 and prior	38	199	190	52	39	518	440

Total all other portfolios		672	1,555	994	302	59	3,582	2,918

Total collateralized by sub-prime mortgages (2) (3)		2,251	2,173	1,306	546	63	6,339	5,459

Other asset-backed securities:
Externally managed investments in the European market (4)		282	—	689	566	14	1,551	1,566
Collateralized by auto loans		1,412	77	100	92	3	1,684	1,676
Collateralized by credit cards		56	—	7	750	—	813	753
Collateralized by non-sub-prime mortgages		816	52	7	35	16	926	918
Other (5)		142	240	432	66	196	1,076	1,026

Total asset-backed securities		4,959	2,542	2,541	2,055	292	12,389	11,398

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	Included within the $6.339 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses as of June 30, 2008 were $2.261 billion of securities, on an amortized cost basis, that represent front pay or second pay positions, depending on the overall structure of the securities. As such, these securities have priority to principal cash flows over other securities in the structure, including longer senior securities in most instances.

(3)	The weighted average estimated subordination percentage of our general account available for sale asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses, excluding those supported by guarantees from monoline bond insurers, was 35% as of June 30, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of June 30, 2008, based on amortized cost, approximately 91% of these asset-backed securities collateralized by sub-prime mortgages have estimated credit subordination percentages of 20% or more, and 53% have estimated credit subordination percentages of 30% or more.

(4)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 47% European corporate and bank bonds, 23% bank capital, 18% European asset-backed securities, and 12% other. As of June 30, 2008, fair value excludes the $(278) million impact of a bifurcated embedded derivative.

(5)	Includes collateralized debt obligations with amortized cost of $201 million and fair value of $170 million, with less than 1% secured by sub-prime mortgages. Also includes asset backed-securities collateralized by education loans, equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are available for sale asset-backed securities held outside the general account in other entities and operations with amortized cost of $247 million and fair value of $238 million. Based on amortized cost, 72% of these securities have credit ratings of AAA, 5% have A credit ratings, and the remaining 23% have credit ratings of BBB or below. As of June 30, 2008, included within these asset-backed securities are securities collateralized by sub-prime mortgages with amortized cost and fair value of $7 million, all of which have AAA credit ratings, with $6 million in the 2006 vintage and $1 million in the 2003 vintage. Also included are collateralized debt obligations with amortized cost of $49 million and fair value of $41 million, with none secured by sub-prime mortgages. Also excluded from the table above are asset-backed securities classified as trading and carried at fair value, including $1.0 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders. An additional $302 million of asset-backed securities as of June 30, 2008 are classified as other trading, including $18 million held outside the general account, 84% of which have credit ratings of AAA and 16% of which have credit ratings of BB, and $284 million included in our general account, 75% of which have credit ratings of A or above and the remaining 25% have BBB credit ratings.

(b) Supplemental information for residential mortgage-backed securities:

As of June 30, 2008, based on amortized cost, 98% of the general account available for sale residential mortgage-backed securities attributable to the Financial Services Businesses were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AA or above. Collateralized mortgage obligations, including approximately $52 million secured by “ALT-A” mortgages, represented the remaining 2% of residential mortgage-backed securities; and virtually all have credit ratings of A or above.

Excluded from the table above are available for sale residential mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $600 million ($600 million fair value), all of which have AAA credit ratings. Also excluded from the table above are $612 million of residential mortgage-backed securities classified as trading account assets supporting insurance liabilities and carried at fair value, the investment results of which ultimately accrue to contract holders.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

June 30, 2008

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2008	176	—	10	32	8	226	225
2007	1,183	—	3	66	73	1,325	1,311
2006	2,812	6	—	7	11	2,836	2,741
2005	1,400	—	—	11	38	1,449	1,401
2004	429	—	—	—	4	433	414
2003 and prior	890	118	50	15	10	1,083	1,076

Total (1)	6,890	124	63	131	144	7,352	7,168

(1)	As of June 30, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account available for sale commercial mortgage-backed securities attributable to the Financial Services Businesses is 69% and 1.53 times, respectively. The weighted average estimated subordination percentage of our general account available for sale investments in commercial mortgage-backed securities attributable to the Financial Services Businesses was 35% as of June 30, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of June 30, 2008, based on amortized cost, approximately 92% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 75% have estimated credit subordination percentages of 30% or more.

Excluded from the table above are available for sale commercial mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $12 million and fair value of $11 million, 41% of which have credit ratings of AAA and the remaining 59% have credit ratings of BB and below. Also excluded from the table above are commercial mortgage-backed securities classified as trading and carried at fair value, including $2.5 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders. An additional $141 million of commercial mortgage-backed securities held outside the general account as of June 30, 2008 are classified as other trading, of which 70% have AAA credit ratings, 21% have A credit ratings, and the remaining 9% have BBB credit ratings.

(d) Supplemental information for commercial loans:

Commercial loans by property type:	Gross Carrying Value	% of Total
Industrial buildings	4,560	20.9%
Office buildings	3,952	18.2%
Apartment complexes	3,523	16.2%
Retail stores	3,392	15.6%
Other	2,723	12.5%
Agricultural properties	1,250	5.7%
Residential properties	932	4.3%

Subtotal of collateralized loans	20,332	93.4%
Uncollateralized loans	1,447	6.6%

Total commercial loans	21,779	100.0%

Commercial loans by status:	Gross Carrying Value
Performing	21,719
Delinquent, not in foreclosure	48
Delinquent, in foreclosure	7
Restructured	5

Total commercial loans	21,779

As of June 30, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial loans attributable to the Financial Services Businesses was 52% and 1.86 times, respectively.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

June 30, 2008

($ millions)

General Account Investments - Available for Sale	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	6,889	18	778	6,129
Residential mortgage-backed securities (b)	3,326	26	40	3,312
Commercial mortgage-backed securities (c)	3,948	15	105	3,858

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial loans (d)	8,657	(30)	8,627

(a) Supplemental information for asset-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
2008	—	—	—	—	—	—	—
2007	357	170	98	10	—	635	565
2006	1,219	461	224	61	—	1,965	1,833
2005	52	6	—	—	—	58	57
2004	—	—	—	—	—	—	—
2003 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)	1,628	637	322	71	—	2,658	2,455
All other portfolios
2008	10	7	11	9	—	37	29
2007	46	74	41	40	—	201	162
2006	491	232	233	143	—	1,099	859
2005	29	356	51	14	4	454	368
2004	8	302	47	—	—	357	292
2003 and prior	29	249	135	17	24	454	382

Total all other portfolios	613	1,220	518	223	28	2,602	2,092

Total collateralized by sub-prime mortgages (2) (3)	2,241	1,857	840	294	28	5,260	4,547

Other asset-backed securities:
Collateralized by credit cards	—	—	21	465	—	486	446
Collateralized by auto loans	309	15	27	39	—	390	387
Externally managed investments in the European market (4)	—	—	281	—	—	281	283
Collateralized by education loans	212	20	—	—	—	232	231
Other (5)	93	48	51	18	30	240	235

Total asset-backed securities	2,855	1,940	1,220	816	58	6,889	6,129

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	Included within the $5.260 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business as of June 30, 2008 were $2.165 billion of securities, on an amortized cost basis, that represent front pay or second pay positions, depending on the overall structure of the securities. As such, these securities have priority to principal cash flows over other securities in the structure, including longer senior securities in most instances.

(3)	The weighted average estimated subordination percentage of our general account available for sale asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business, excluding those supported by guarantees from monoline bond insurers, was 36% as of June 30, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of June 30, 2008, based on amortized cost, approximately 96% of these asset-backed securities collateralized by sub-prime mortgages have credit estimated subordination percentages of 20% or more, and 59% have estimated credit subordination percentages of 30% or more.

(4)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 47% European corporate and bank bonds, 23% bank capital, 18% European asset-backed securities, and 12% other. As of June 30, 2008, fair value excludes the $(50) million impact of a bifurcated embedded derivative.

(5)	Includes collateralized debt obligations with amortized cost of $21 million and fair value of $24 million, with none secured by sub-prime mortgages. Also includes asset backed-securities collateralized by equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are $17 million of asset-backed securities classified as trading and carried at fair value, all of which have BBB credit ratings as of June 30, 2008.

(b) Supplemental information for residential mortgage-backed securities:

As of June 30, 2008, based on amortized cost, 82% of the general account available for sale residential mortgage-backed securities attributable to the Closed Block Business were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AAA. Collateralized mortgage obligations, including approximately $153 million secured by “ALT-A” mortgages, represented the remaining 18% of residential mortgage-backed securities and all have credit ratings of AAA.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

June 30, 2008

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2008	10	—	—	—	—	10	10
2007	403	—	12	—	—	415	409
2006	836	—	—	—	—	836	808
2005	1,385	—	—	—	—	1,385	1,345
2004	395	—	—	—	—	395	380
2003 and prior	816	39	47	5	—	907	906

Total (1)	3,845	39	59	5	—	3,948	3,858

(1)	As of June 30, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account available for sale commercial mortgage-backed securities attributable to the Closed Block Business is 69% and 1.58 times, respectively. The weighted average estimated subordination percentage of our general account available for sale investments in commercial mortgage-backed securities attributable to the Closed Block Business was 32% as of June 30, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of June 30, 2008, based on amortized cost, approximately 91% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 58% have estimated credit subordination percentages of 30% or more.

(d) Supplemental information for commercial loans:

Commercial loans by property type:	Gross Carrying Value	% of Total
Industrial buildings	1,892	21.9%
Office buildings	1,699	19.6%
Apartment complexes	1,705	19.7%
Retail stores	1,500	17.3%
Other	888	10.2%
Agricultural properties	820	9.5%
Residential properties	1	—

Subtotal of collateralized loans	8,505	98.2%
Uncollateralized loans	152	1.8%

Total commercial loans	8,657	100.0%

Commercial loans by status:	Gross Carrying Value
Performing	8,656
Delinquent, not in foreclosure	—
Delinquent, in foreclosure	—
Restructured	1

Total commercial loans	8,657

As of June 30, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial loans attributable to the Closed Block Business was 43% and 1.84 times, respectively.